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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                August 24, 2000
                Date of Report (date of earliest event reported)

                                VIDEO CITY, INC.
            (Exact name of registrant as specified in its charter)

                                    Delaware
                        (State or other jurisdiction of
                         incorporation or organization)

            0-14033                                       95-3897052
   (Commission File Number)                            (I.R.S. Employer
                                                      Identification No.)

9998 Global Road, 2nd Floor, Philadelphia, Pennsylvania          19115
       (Address of principal executive offices)                (Zip Code)

                                 (215) 856-2560
              (Registrant's telephone number, including area code)



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Item 3. Bankruptcy or Receivership.

     On August 24, 2000, Video City, Inc. (the "Company") and its subsidiaries (Old Republic Entertainment, Inc., Sulpizio One, Inc., Videoland, Inc., Video Galaxy, Inc. and Video Tyme, Inc.) filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Central District of California. No trustee, receiver or examiner has been appointed and the Company is continuing to operate as a debtor-in-possession.

     A press release relating to these matters is attached hereto as Exhibit 99 and is incorporated herein in its entirety by reference.

Item 7. Financial Statements and Exhibits.

     Exhibit 99 - press release dated August 24, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VIDEO CITY, INC.


Date: August 24, 2000



                                        /s/ Robert Y. Lee
                                        ------------------------------------
                                        Robert Y. Lee
                                        Chairman and Chief Executive Officer